ADVANCED SERIES TRUST

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST QMA International Core Equity Portfolio

THE PRUDENTIAL SERIES FUND

PSF International Growth Portfolio

Supplement dated February 8, 2023 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with your currently effective Summary Prospectus for each of the AST International Value Portfolio, the AST J.P. Morgan International Equity Portfolio, the AST QMA International Core Equity Portfolio, and the PSF International Growth Portfolio (each a Target Portfolio, and collectively, the Target Portfolios), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust, and the Prospectus and the SAI for The Prudential Series Fund (each a Trust, collectively, the Trusts). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of each Target Portfolio held on February 8, 2023, shareholders of each of the Target Portfolios approved the reorganization of such Target Portfolio into the PSF PGIM Flexible Managed Portfolio (the Acquiring Portfolio), a series of The Prudential Series Fund.

Pursuant to each reorganization, the assets and liabilities of each Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the reorganizations. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in each reorganization will be equal in value to the applicable Target Portfolio shares held by such shareholders immediately prior to the applicable reorganization. It is expected that the reorganizations will each be completed on or about March 13, 2023.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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